Land, Property, Plant and Equipment (Details 1) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)
Cost of revenues	¥ 839,005	$ 120,842	¥ 1,086,392	¥ 1,292,586
Selling expenses	5,048	727	7,530	16,475
General and administrative expenses	32,232	4,642	60,268	48,963
Research and development expenses	11,107	1,600	20,515	30,260
Total depreciation expense	¥ 887,392	$ 127,811	¥ 1,174,705	¥ 1,388,284